UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2018

CHF Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35312	68-0533453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12988 Valley View Road
Eden Prairie, Minnesota  55344
(Address of principal executive offices) (Zip Code)

(952) 345-4200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On July 3, 2018, CHF Solutions, Inc. (the “Company”) issued a press release announcing the closing of the previously announced underwritten public offering (the “Offering”) of its common stock, including the full exercise of the underwriters’ over-allotment option to purchase additional shares. A copy of the press release issued by the Company announcing the closing of the Offering is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed as part of this report:

No.	Description
99.1	Company Press Release, dated July 3, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2018	CHF SOLUTIONS, INC.

	By:	/s/ Claudia Drayton
	Name:	Claudia Drayton
	Title:	Chief Financial Officer